Exhibit 8(c)(4)

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

      THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Restated Credit Agreement"), dated as of November 28, 2003, among certain borrowers set forth on the signature pages hereto (each, a "Borrower"), the various financial institutions parties to this Restated Credit Agreement (collectively, the "Banks"), PNC Bank, National Association, as syndication agent and Bank One, NA as administrative agent.

      WHEREAS, the Borrowers, the Banks, the Administrative Agent and various other agents entered into a Third Amended and Restated Credit Agreement dated as of November 29, 2002, which amended the Second Amended and Restated Credit Agreement dated as of November 30, 2001, which amended the Amended and Restated Credit Agreement dated as of December 1, 2000, among certain Borrowers and certain Banks (together, the "Credit Agreement"; terms defined in the Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

      WHEREAS, the parties hereto desire to amend and restate the Credit Agreement in its entirety as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      SECTION 1 AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.6 below.

      1.1 Definition. The definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the date "November 28, 2003" and the substitution of the date "November 26, 2004."

      1.2 Swing Line Advance. Section 2.2(c) of the Credit Agreement is hereby amended by the deletion of the time "2:00 p.m." and the substitution of the time "3:00 p.m." therefor.

      1.3 Reportable Transaction. Article IV of the Credit Agreement is hereby amended by the addition of the following at the end:

            "4.18 Reportable Transaction. Such Borrower does not intend to treat the Loans and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.60111-4). In the event such Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. Such Borrower acknowledges that one or more of the Banks may treat its Loans as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and the Administrative Agent and such Bank or Banks, as applicable, may file such IRS forms or maintain such lists and other records as they may determine is required by such Treasury Regulations."

      1.4 Confidentiality. Section 9.11 of the Credit Agreement is hereby amended by the addition of the following at the end:

            "Notwithstanding anything herein to the contrary, confidential information shall not include, and each party hereto (and each employee, representative or other agent of any party hereto) may disclose to any and all Persons, without limitation of any kind, the U.S. federal income tax treatment and U.S. federal income tax structure of the transaction contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such party relating to such tax treatment or tax structure and it is hereby confirmed that each party hereto has been authorized to make such disclosures since the commencement of discussion regarding the transactions contemplated hereby."

      1.5 Schedule 1. Schedule 1 to the Credit Agreement is hereby amended to state as set forth as Schedule 1 to this Restated Credit Agreement.

      1.6 Schedule 4.9. Schedule 4.9 to the Credit Agreement is hereby amended to state as set forth as Schedule 4.9 to this Restated Credit Agreement.

      1.7 Schedule 5.20. Schedule 5.20 to the Credit Agreement is hereby amended to state as set forth as Schedule 5.20 to this Restated Credit Agreement.

      SECTION 2 CONDITIONS PRECEDENT. This Restated Credit Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

      2.1 Receipt of Amendment. This Restated Credit Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

      2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Restated Credit Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this Restated Credit Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

            (a) the representations and warranties with respect to such Borrower set forth in Article IV of the Credit Agreement, as amended and restated hereby, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

            (b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

      2.3 Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

      SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Restated Credit Agreement, each Borrower and, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

      3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust or Maryland corporation on behalf of such Borrower, of this Restated Credit Agreement is within such Borrower's, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust's or such Maryland corporation's trust or corporate powers, as the case may be, have been duly authorized by all necessary trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Trust or Maryland corporation, such Trust or such Maryland corporation, and do not

            (a) conflict with such Borrower's, or to the extent such Borrower is a series of a Trust or a Maryland corporation, such Trust's or Maryland corporation's, Organization Documents;

            (b) conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of such Borrower's assets.

      3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this Restated Credit Agreement by such Borrower, or to the extent Borrower is a series of a Trust or a Maryland corporation, such Trust or such Maryland corporation.

      3.3 Validity, etc. This Restated Credit Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      SECTION 4 MISCELLANEOUS.

      4.1 Amendment and Restatement. Upon the effectiveness hereof, the Credit Agreement shall be restated in its entirety to read as set forth in the Credit Agreement, as amended hereby, and all rights and obligations of the parties shall be as set forth in the Restated Credit Agreement as amended and restated hereby (except that any provision of the Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

      4.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Restated Credit Agreement.

      4.3 Severability. Any provision of this Restated Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Restated Credit Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      4.4 Headings. The various headings of this Restated Credit Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Restated Credit Agreement or any provisions hereof.

      4.5 Execution in Counterparts. This Restated Credit Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      4.6 Governing Law. THIS RESTATED CREDIT AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      4.7 Successors and Assigns. This Restated Credit Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this Restated Credit Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                       Master Large Cap Series Trust, on behalf of each of the following series:
                       *Master Large Cap Growth Portfolio
                       *Master Large Cap Value Portfolio
                       *Master Large Cap Core Portfolio

                       Quantitative Master Series Trust, on behalf of each of the following series:
                       *Master Enhanced International Series
                       *Master International (Cap Weighted) Series
                       *Master Enhanced S&P 500 Series
                       *Master Extended Market Index Series
                       *Master MidCap Series

                       Fund Asset Management Master Trust, on behalf of each of the following series:
                       *Low Duration Master Portfolio

                       Mercury Funds II, on behalf of
                       the following series:
                       *Merrill Lynch International Value Fund

                       Merrill Lynch Short Term U.S. Government Fund, Inc.

                       The Asset Program, Inc., on behalf of
                       each of the following series:
                       *Merrill Lynch Mid Cap Value Fund
                       *Mercury Growth Opportunity Fund

                       Merrill Lynch Balanced Capital Fund, Inc.

                       Merrill Lynch Bond Fund, Inc., on behalf of each of the following series:
                       *High Income Portfolio
                       *Intermediate Term Portfolio
                       *Core Bond Portfolio

                       Merrill Lynch Developing Capital Markets Fund, Inc. Merrill Lynch Disciplined Equity Fund, Inc.
                       Merrill Lynch Dragon Fund, Inc.
                       Merrill Lynch Fundamental Growth Fund, Inc.
                       Merrill Lynch Global Allocation Fund, Inc.
                       Merrill Lynch Global Growth Fund, Inc.

                       Merrill Lynch Global Small Cap Fund, Inc.
                       Merrill Lynch Global Technology Fund, Inc.
                       Merrill Lynch Utilities and Telecommunications Fund, Inc. Merrill Lynch Global Value Fund, Inc.
                       Merrill Lynch Healthcare Fund, Inc.
                       Merrill Lynch Latin America Fund, Inc.

                       Merrill Lynch Municipal Bond Fund, Inc., on behalf of each of the following series:
                       *The Insured Portfolio
                       *The National Portfolio

                       Merrill Lynch Pacific Fund, Inc.
                       Merrill Lynch Focus Value Fund, Inc.

                       Merrill Lynch Series Fund, Inc., on behalf of each of the following series:
                       *Large Cap Core Strategy Portfolio
                       *Global Allocation Strategy Portfolio
                       *Fundamental Growth Strategy Portfolio
                       *High Yield Portfolio
                       *Intermediate Government Bond Portfolio
                       *Core Bond Strategy Portfolio
                       *Balanced Capital Strategy Portfolio

                       Merrill Lynch Variable Series Funds, Inc., on behalf of each of the following series:
                       *Merrill Lynch American Balanced V.I. Fund
                       *Merrill Lynch Basic Value V.I. Fund
                       *Merrill Lynch Global Growth V.I. Fund
                       *Merrill Lynch Global Allocation V.I. Fund
                       *Merrill Lynch Utilities and Telecommunications V.I. Fund *Merrill Lynch Government Bond V.I. Fund
                       *Merrill Lynch Index 500 V.I. Fund
                       *Merrill Lynch Large Cap Core V.I. Fund
                       *Merrill Lynch Large Cap Value V.I. Fund
                       *Merrill Lynch Small Cap Value V.I. Fund
                       *Merrill Lynch High Current Income V.I. Fund
                       *Merrill Lynch Core Bond V.I. Fund
                       *Merrill Lynch Fundamental Growth V.I. Fund

                       Merrill Lynch World Income Fund, Inc.

                       The Municipal Fund Accumulation Program, Inc.

                       Merrill Lynch California Municipal Series Trust, on behalf of each of the following series:
                       *Merrill Lynch California Insured Municipal Bond Fund

                       Merrill Lynch EuroFund
                       Merrill Lynch U.S. Government Mortgage Fund
                       Merrill Lynch Natural Resources Trust
                       Merrill Lynch International Equity Fund

                       Merrill Lynch Multi-State Municipal Series Trust, on behalf of each of the following series:
                       *Merrill Lynch Florida Municipal Bond Fund
                       *Merrill Lynch New Jersey Municipal Bond Fund *Merrill Lynch New York Municipal Bond Fund *Merrill Lynch Pennsylvania Municipal Bond Fund

                       Merrill Lynch Municipal Series Trust a/k/a Merrill Lynch Municipal Intermediate Term Fund

                       Merrill Lynch Equity Dividend Fund

                       Global Financial Services Master Trust, on behalf of the following series:
                       *Global Financial Services Portfolio

                       Quantitative Master Series Trust, on behalf of each of the following series:
                       *Master Aggregate Bond Index Series
                       *Master S&P 500 Index Series
                       *Master Small Cap Index Series

                       Master Basic Value Trust

                       Master Focus Twenty Trust

                       Master Senior Floating Rate Trust

                       Master Small Cap Value Trust

                       Master U.S. High Yield Trust

                       Mercury Master Trust, on behalf of
                       each of the following series:
                       *Merrill Lynch Master Global Balanced Portfolio *Merrill Lynch Master International Portfolio *Merrill Lynch Master Pan-European Growth Portfolio *Mercury Master Small Cap Growth Portfolio

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       BANK ONE, NA,
                       Individually and as Administrative Agent

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       STATE STREET BANK AND TRUST COMPANY

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       PNC BANK, NATIONAL ASSOCIATION,
                       Individually and as Syndication Agent

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       JPMORGAN CHASE BANK

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       THE BANK OF NEW YORK

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       BROWN BROTHERS HARRIMAN & CO.

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       BNP PARIBAS

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       ABN AMRO BANK N.V.

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       MELLON BANK, N.A.

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       HSBC BANK USA

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       BANK OF AMERICA, N.A.

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       DANSKE BANK A/S

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                       By:
                          ------------------------------------------------------
                       Title
                            ----------------------------------------------------

                                                                      Schedule 1

                            ADDRESSES FOR NOTICES AND
                               COMMITMENT AMOUNTS

Bank One, NA                                      Commitment Amount: $80,000,000
1 Bank One Plaza                                  Commitment Percentage: 16%
Chicago, IL 60670

Attention: Nicole Holzapfel

Telephone: (212) 373-1126
Facsimile: (212) 373-1393

ABN AMRO Bank N.V.                                Commitment Amount: $45,000,000
500 Park Avenue                                   Commitment Percentage: 9%
New York, NY 10022

Attention: Mr.  Giovanni Fallone

Telephone: 212-446-4111
Facsimile: 212-446-4335

The Bank of New York                              Commitment Amount: $45,000,000
One Wall Street                                   Commitment Percentage: 9%
New York, NY 10286

Attention: Mr. Andrew S. Demko

Telephone: 212-635-6872
Facsimile: 212-809-9566

BNP Paribas                                       Commitment Amount: $25,000,000
787 7th Avenue                                    Commitment Percentage: 5%
28th Floor
New York, NY 10019

Attention: Mr.  Laurent Vanderzyppe

Telephone: 212-841-2927
Facsimile: 212-841-2533


                                  Schedule 1 1

JPMorgan Chase Bank                               Commitment Amount: $45,000,000
270 Park Avenue                                   Commitment Percentage: 9%
New York, NY 10017

Attention: Ms.  Maria Dell'Aquila

Telephone: 212-270-7527
Facsimile: 212-270-1511

HSBC Bank USA                                     Commitment Amount: $45,000,000
452 5th Ave.                                      Commitment Percentage: 9%
25th Floor
New York, NY 10018

Attention: Mr.  Paul Lopez

Telephone: 212-525-6662
Facsimile: 212-525-8370

Bank of America, N.A.                             Commitment Amount: $25,000,000
335 Madison Ave.                                  Commitment Percentage: 5%
5th Floor
New York, NY 10017

Attention: Ms. Maryanne Fitzmaurice

Telephone: 212-503-8343
Facsimile: 212-503-7027

Brown Brothers Harriman & Co.                     Commitment Amount: $25,000,000
40 Water Street                                   Commitment Percentage: 5%
Boston, MA  02109

Attention: Mr.  Michael McDonald

Telephone: 617-772-1364
Facsimile: 617-772-1138


                                  Schedule 1 2

Mellon Bank, N.A.                                 Commitment Amount: $25,000,000
One Mellon Bank Center                            Commitment Percentage: 5%
Room 4425
Pittsburgh, PA 15258-0001

Attention: Ms. Marla De Yulis

Telephone: 412-236-9141
Facsimile: 412-234-9047

State Street Bank and Trust Company               Commitment Amount: $45,000,000
Mutual Fund Lending                               Commitment Percentage: 9%
Lafayette Corporate Center
2 Avenue de Lafayette
2nd Floor
Boston, MA  02111

Attention: Mr. Charles Garrity

Telephone: 617-662-1282
Facsimile: 617-662-2325

PNC Bank, National Association                    Commitment Amount: $70,000,000
70 E. 55th St., 24th Floor                        Commitment Percentage: 14%
New York, NY  10022

Attention:  Don Davis

Telephone:  212-303-0034
Facsimile:  212-303-0064

Danske Bank A/S                                   Commitment Amount: $25,000,000
299 Park Avenue, 14th Floor                       Commitment Percentage: 5%
New York, NY  10171

Attention: George Neofitides

Telephone:  212-984-8439
Facsimile:  212-984-9568


                                  Schedule 1 3

                                                                    Schedule 4.9

Master Senior Floating Rate Trust

Merrill Lynch Short Term U.S. Government Fund, Inc.

Merrill Lynch California Municipal Series Trust, on behalf of the following series:
*Merrill Lynch California Insured Municipal Bond Fund

Merrill Lynch U.S. Government Mortgage Fund

Merrill Lynch Multi-State Municipal Series Trust, on behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund
*Merrill Lynch New Jersey Municipal Bond Fund
*Merrill Lynch New York Municipal Bond Fund
*Merrill Lynch Pennsylvania Municipal Bond Fund

Merrill Lynch Municipal Bond, Inc.,
on behalf of each of the following series:
*The Insured Portfolio
*The National Portfolio

Merrill Lynch Municipal Series Trust
a/k/a Merrill Lynch Municipal Intermediate
Term Fund

Merrill Lynch Series Funds, Inc.,
on behalf of the following series:
*Intermediate Government Bond Portfolio

Merrill Lynch Variable Series Funds, Inc., on behalf of the following series:
* Merrill Lynch Government Bond V.I. Fund

The Municipal Fund Accumulation Program, Inc.


                                Schedule 4.9 - 1

                                                                   Schedule 5.20

--------------------------------------------------------------------------------
[NAME OF BORROWER                                     NAME OF CUSTODIAN *
-----------------                                     -------------------
--------------------------------------------------------------------------------
Fund Asset Management Master Trust, on behalf of      Brown Brothers
each of the following series:
*Low Duration Master Portfolio

--------------------------------------------------------------------------------
Mercury Funds II, on behalf of the following          Brown Brothers
series:
*Merrill Lynch International Value Fund

--------------------------------------------------------------------------------
Maryland Corporations:
----------------------

--------------------------------------------------------------------------------
Merrill Lynch Short Term U.S. Government Fund, Inc.   BONY

--------------------------------------------------------------------------------
The Asset Program, Inc.,                              BONY
on behalf of each of the following series:
*Merrill Lynch Mid Cap Value Fund
*Mercury Growth Opportunity Fund

--------------------------------------------------------------------------------
Merrill Lynch Balanced Capital Fund, Inc.             BONY

--------------------------------------------------------------------------------
Merrill Lynch Bond Fund, Inc.,                        State Street
on behalf of each of the following series:
*High Income Portfolio
*Intermediate Term Portfolio
*Core Bond Portfolio

--------------------------------------------------------------------------------
Merrill Lynch Developing Capital Markets Fund, Inc.   Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Disciplined Equity Fund, Inc.           JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Dragon Fund, Inc.                       Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Fundamental Growth Fund, Inc.           JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Global Allocation Fund, Inc.            Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Global Growth Fund, Inc.                State Street

--------------------------------------------------------------------------------
Merrill Lynch Global Small Cap Fund, Inc.             Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Global Technology Fund, Inc.            Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Utilities and Telecommunications        JPMorgan Chase
Fund, Inc.

--------------------------------------------------------------------------------


                                Schedule 5.20-1

--------------------------------------------------------------------------------
[NAME OF BORROWER                                     NAME OF CUSTODIAN *
-----------------                                     -------------------
--------------------------------------------------------------------------------
Merrill Lynch Global Value Fund, Inc.                 Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Healthcare Fund, Inc.                   JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Latin America Fund, Inc.                Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Municipal Bond Fund, Inc.,              BONY
on behalf of each of the following series:
*The Insured Portfolio
*The National Portfolio

--------------------------------------------------------------------------------
Merrill Lynch Pacific Fund, Inc.                      Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Focus Value Fund, Inc.                  JPMorgan Chase

--------------------------------------------------------------------------------
Merrill Lynch Series Fund, Inc.,                      BONY
on behalf of each of the following series:
*Large Cap Core Strategy Portfolio
*Global Allocation Strategy Portfolio
*Fundamental Growth Strategy Portfolio
*High Yield Portfolio
*Intermediate Government Bond Portfolio
*Core Bond Strategy Portfolio
*Balanced Capital Strategy Portfolio

--------------------------------------------------------------------------------
Merrill Lynch Variable Series Funds, Inc.,            BONY
on behalf of each of the following series:
*Merrill Lynch American Balanced V.I. Fund
*Merrill Lynch Basic Value V.I. Fund
*Merrill Lynch Global Growth V.I. Fund
*Merrill Lynch Global Allocation V.I. Fund
*Merrill Lynch Utilities and Telecommunications
 V.I. Fund
*Merrill Lynch Government Bond V.I. Fund
*Merrill Lynch Index 500 V.I. Fund
*Merrill Lynch Large Cap Core V.I. Fund
*Merrill Lynch Large Cap Value V.I. Fund
*Merrill Lynch Small Cap Value V.I. Fund
*Merrill Lynch High Current Income V.I. Fund
*Merrill Lynch Core Bond V.I. Fund
*Merrill Lynch Fundamental Growth V.I. Fund

--------------------------------------------------------------------------------
Merrill Lynch World Income Fund, Inc.                 State Street

--------------------------------------------------------------------------------
The Municipal Fund Accumulation Program, Inc.         BONY

--------------------------------------------------------------------------------
Massachusetts Business Trusts:
------------------------------

--------------------------------------------------------------------------------
Merrill Lynch California Municipal Series Trust,      BONY
on behalf of the following series:
*Merrill Lynch California Insured Municipal
 Bond Fund

--------------------------------------------------------------------------------


                                Schedule 5.20-2

--------------------------------------------------------------------------------
[NAME OF BORROWER                                     NAME OF CUSTODIAN *
-----------------                                     -------------------
--------------------------------------------------------------------------------
Merrill Lynch EuroFund                                Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch U.S. Government Mortgage Fund           BONY

--------------------------------------------------------------------------------
Merrill Lynch Natural Resources Trust                 BONY

--------------------------------------------------------------------------------
Merrill Lynch International Equity Fund               Brown Brothers

--------------------------------------------------------------------------------
Merrill Lynch Multi-State Municipal Series Trust,     State Street
on behalf of each of the following series:
*Merrill Lynch Florida Municipal Bond Fund
*Merrill Lynch New Jersey Municipal Bond Fund
*Merrill Lynch New York Municipal Bond Fund
*Merrill Lynch Pennsylvania Municipal Bond Fund

--------------------------------------------------------------------------------
Merrill Lynch Municipal Series Trust                  State Street
a/k/a Merrill Lynch Municipal Intermediate
Term Fund

--------------------------------------------------------------------------------
Merrill Lynch Equity Dividend Fund                    State Street

--------------------------------------------------------------------------------
Delaware Business Trusts:
-------------------------

--------------------------------------------------------------------------------
Global Financial Services Master Trust,               Brown Brothers
on behalf of the following series:
*Global Financial Services Portfolio

--------------------------------------------------------------------------------
Quantitative Master Series Trust                      All Merrill Lynch Global
on behalf of each of the following series:            Custody except as noted
*Master Aggregate Bond Index Series
*Master S&P 500 Index Series
*Master Small Cap Index Series
*Master Enhanced International Series                 JPMorgan Chase
*Master International (Cap Weighted) Series           JPMorgan Chase
*Master Enhanced S&P 500 Series                       JPMorgan Chase
*Master Extended Market Index Series                  JPMorgan Chase
*Master MidCap Series                                 JPMorgan Chase

--------------------------------------------------------------------------------
Master Basic Value Trust                              BONY

--------------------------------------------------------------------------------
Master Focus Twenty Trust                             BONY

--------------------------------------------------------------------------------
Master Senior Floating Rate Trust                     BONY

--------------------------------------------------------------------------------
Master Small Cap Value Trust                          BONY

--------------------------------------------------------------------------------
Master U.S. High Yield Trust                          State Street

--------------------------------------------------------------------------------
Mercury Master Trust,                                 Brown Brothers
on behalf of each of the following series:
*Merrill Lynch Master Global Balanced Portfolio
*Merrill Lynch Master International Portfolio
--------------------------------------------------------------------------------

                                Schedule 5.20-3

--------------------------------------------------------------------------------
[NAME OF BORROWER                                     NAME OF CUSTODIAN *
-----------------                                     -------------------
--------------------------------------------------------------------------------
*Merrill Lynch Master Pan-European Growth Portfolio
*Mercury Master Small Cap Growth Portfolio

--------------------------------------------------------------------------------
Master Large Cap Series Trust, on behalf of each      Brown Brothers
of the following series:
*Master Large Cap Core Portfolio
*Master Large Cap Growth Portfolio
*Master Large Cap Value Portfolio

--------------------------------------------------------------------------------

*
1. "BONY" = The Bank of New York

2. "Brown Brothers" = Brown Brothers Harriman & Co.

3. "JPMorgan Chase" = JPMorgan Chase Bank

4. "State Street" = State Street Bank and Trust Company


                                Schedule 5.20-4